UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

          Date of Report (Date of earliest reported): November 1, 2006


                               Manaris Corporation
             (Exact name of registrant as specified in its charter)


           Nevada                        000-33199                 88-0467848
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(State or other jurisdiction       (Commission File No.)       (IRS Employer ID)
     of incorporation)


                          1155 Rene-Levesque Blvd. West
                                   Suite 2720
                                Montreal, Quebec
                                 Canada H3B 2K8
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              (Address of principal executive offices and Zip Code)


                                 (514) 337-2447
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              (Registrant's telephone number, including area code)


                                   Copies to:
                               Darrin Ocasio, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                               New York, NY 10018
                               Tel:(212) 930-9700
                               Fax:(212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into A Material Definitive Agreement

Effective November 1, 2006, Manaris Corporation ("Manaris" or the "Company") entered into an Employment Agreement (the "Agreement") with Martin d'Amours, pursuant to which Mr. d'Amours will serve as the President and Chief Executive Officer of the Company's wholly-owned Avensys, Inc. subsidiary until June 30, 2009. The Agreement provides for the following compensation:

o An annual salary of US $176,756 (CAD $200,000) in year one of the Agreement, increasing to US $198,251 (CAD $225,000) in year three.

o Options to purchase 1,000,000 shares of the Company's common stock granted pursuant to the Company's 2006 Nonqualified Stock Option Plan. The options have an exercise price of $0.23 and a term of ten (10) years. One third of the options vest on each of the following dates: June 30, 2007; June 30, 2008, and; June 30, 2009.

o Eligibility for an annual cash bonus of 50% of the annual salary, based upon meeting performance objectives and bonus criteria set forth in the Agreement.

During the term of his employment and for a period thereafter, Mr. d'Amours will be subject to confidentiality, non-competition and non-solicitation provisions.

Item 9.01 Exhibits

Exhibit        Description
-------        -----------
10.1           Employment Agreement between Manaris Corporation and Martin
               d'Amours.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MANARIS CORPORATION


November 6, 2006                       By: /s/ John G. Fraser
                                           --------------------------
                                           John G. Fraser
                                           President and Chief Executive Officer